UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2021

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S 4th St, Suite 401-412
Minneapolis, MN	55415
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On June 29, 2021, Qumu Corporation (the “Company”) issued a press release announcing its preliminary financial results for the second quarter of 2021 ended June 30, 2021. The preliminary results for the second quarter remain subject to customary quarterly review procedures. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also hereby furnishes as Exhibit 99.2 statements by Neil E. Cox, the chair of the Company’s board of directors, and certain members of the Company’s management, made on June 29, 2021 at a telephone conference relating to the preliminary second quarter ended June 30, 2021 results.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued by Qumu Corporation on June 29, 2021.

99.2	Statements by Qumu Corporation board chair and management at a telephone conference held on June 29, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: June 29, 2021